                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

      AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
      AIM FUNDS GROUP (INVESCO FUNDS GROUP)
      AIM GROWTH SERIES (INVESCO GROWTH SERIES)
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
      AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
      AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
      INVESCO MANAGEMENT TRUST
      INVESCO MUNICIPAL OPPORTUNITY TRUST
      INVESCO QUALITY MUNICIPAL INCOME TRUST
      INVESCO SECURITIES TRUST
      INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
      SHORT-TERM INVESTMENTS TRUST
      on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

      By:     /s/ John M. Zerr
              ----------------------------

      Title:  Senior Vice President
              ----------------------------

      INVESCO ADVISERS, INC.

      By:     /s/ John M. Zerr
              ----------------------------

      Title:  Senior Vice President
              ----------------------------

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------

Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013      June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2013      June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2013      June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2013      June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2016
   Class R6 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2013      June 30, 2016

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.86%    January 1, 2015   December 31, 2016
   Class B Shares                        Contractual     1.61%    January 1, 2015   December 31, 2016
   Class C Shares                        Contractual     1.61%    January 1, 2015   December 31, 2016
   Class R Shares                        Contractual     1.11%    January 1, 2015   December 31, 2016
   Class R5 Shares                       Contractual     0.61%    January 1, 2015   December 31, 2016
   Class R6 Shares                       Contractual     0.61%    January 1, 2015   December 31, 2016
   Class Y Shares                        Contractual     0.61%    January 1, 2015   December 31, 2016

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2016
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2016

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%     April 14, 2006     June 30, 2016
   Class C Shares                        Contractual     2.00%     April 14, 2006     June 30, 2016
   Class R Shares                        Contractual     1.75%     April 14, 2006     June 30, 2016
   Class R5 Shares                       Contractual     1.25%     April 14, 2006     June 30, 2016
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.25%    October 3, 2008     June 30, 2016

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30, 2016
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2016
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2016
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2016

See page 16 for footnotes to Exhibit A.

                                     CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                  VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                 ------------ -------------------  ------------------ -----------------

Invesco Growth and Income Fund
   Class A Shares                    Contractual         2.00%            July 1, 2012      June 30, 2016
   Class B Shares                    Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                    Contractual         2.75%            July 1, 2012      June 30, 2016
   Class R Shares                    Contractual         2.25%            July 1, 2012      June 30, 2016
   Class R5 Shares                   Contractual         1.75%            July 1, 2012      June 30, 2016
   Class R6 Shares                   Contractual         1.75%         September 24, 2012   June 30, 2016
   Class Y Shares                    Contractual         1.75%            July 1, 2012      June 30, 2016

Invesco Low Volatility Equity Yield
  Fund
   Class A Shares                    Contractual         2.00%            July 1, 2012      June 30, 2016
   Class B Shares                    Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                    Contractual         2.75%            July 1, 2012      June 30, 2016
   Class R Shares                    Contractual         2.25%            July 1, 2012      June 30, 2016
   Class R5 Shares                   Contractual         1.75%            July 1, 2012      June 30, 2016
   Class Y Shares                    Contractual         1.75%            July 1, 2012      June 30, 2016
   Investor Class Shares             Contractual         2.00%            July 1, 2012      June 30, 2016

Invesco Pennsylvania Tax Free
  Income Fund
   Class A Shares                    Contractual         1.50%            July 1, 2012      June 30, 2016
   Class B Shares                    Contractual         2.25%            July 1, 2012      June 30, 2016
   Class C Shares                    Contractual         2.25%            July 1, 2012      June 30, 2016
   Class Y Shares                    Contractual         1.25%            July 1, 2012      June 30, 2016

Invesco S&P 500 Index Fund
   Class A Shares                    Contractual         2.00%            July 1, 2012      June 30, 2016
   Class B Shares                    Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                    Contractual         2.75%            July 1, 2012      June 30, 2016
   Class Y Shares                    Contractual         1.75%            July 1, 2012      June 30, 2016

Invesco Short Duration High Yield
  Municipal Fund
   Class A Shares                    Contractual         0.79%         September 30, 2015 December 31, 2016
   Class C Shares                    Contractual         1.54%         September 30, 2015 December 31, 2016
   Class R5 Shares                   Contractual         0.54%         September 30, 2015 December 31, 2016
   Class Y Shares                    Contractual         0.54%         September 30, 2015 December 31, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                    Contractual         2.00%            July 1, 2012      June 30, 2016
   Class B Shares                    Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                    Contractual         2.75%            July 1, 2012      June 30, 2016
   Class R5 Shares                   Contractual         1.75%         September 24, 2012   June 30, 2016
   Class R6 Shares                   Contractual         1.75%         September 24, 2012   June 30, 2016
   Class Y Shares                    Contractual         1.75%            July 1, 2012      June 30, 2016

Invesco Strategic Real Return Fund
   Class A Shares                    Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2016
   Class C Shares                    Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2016
   Class R Shares                    Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2016
   Class R5 Shares                   Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2016
   Class R6 Shares                   Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2016
   Class Y Shares                    Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2016

See page 16 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                               ------------ ---------- ------------------ -------------

Invesco Charter Fund
   Class A Shares                  Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                  Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                  Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                  Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                 Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                 Contractual     1.75%   September 24, 2012 June 30, 2016
   Class S Shares                  Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                  Contractual     1.75%      July 1, 2009    June 30, 2016

Invesco Diversified Dividend Fund
   Class A Shares                  Contractual     2.00%      July 1, 2013    June 30, 2016
   Class B Shares                  Contractual     2.75%      July 1, 2013    June 30, 2016
   Class C Shares                  Contractual     2.75%      July 1, 2013    June 30, 2016
   Class R Shares                  Contractual     2.25%      July 1, 2013    June 30, 2016
   Class R5 Shares                 Contractual     1.75%      July 1, 2013    June 30, 2016
   Class R6 Shares                 Contractual     1.75%      July 1, 2013    June 30, 2016
   Class Y Shares                  Contractual     1.75%      July 1, 2013    June 30, 2016
   Investor Class Shares           Contractual     2.00%      July 1, 2013    June 30, 2016

Invesco Summit Fund
   Class A Shares                  Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                  Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                  Contractual     2.75%      July 1, 2009    June 30, 2016
   Class P Shares                  Contractual     1.85%      July 1, 2009    June 30, 2016
   Class R5 Shares                 Contractual     1.75%      July 1, 2009    June 30, 2016
   Class S Shares                  Contractual     1.90%   September 25, 2009 June 30, 2016
   Class Y Shares                  Contractual     1.75%      July 1, 2009    June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------

Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016
Invesco Global Core Equity Fund
   Class A Shares                         Contractual     2.25%      July 1, 2013    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2013    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2013    June 30, 2016
   Class R Shares                         Contractual     2.50%      July 1, 2013    June 30, 2016
   Class R5 Shares                        Contractual     2.00%      July 1, 2013    June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2013    June 30, 2016
Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2016
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                    VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                   ------------ ---------- ------------------ -------------

Invesco Small Cap Equity Fund
   Class A Shares                      Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                      Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                      Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                      Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual     1.75%   September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual     1.75%      July 1, 2009    June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                       CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                   ------------ -------------------  ------------------ --------------

Invesco Alternative Strategies Fund
   Class A Shares                      Contractual  1.75% less net AFFE*  October 14, 2014  April 30, 2017
   Class C Shares                      Contractual  2.50% less net AFFE*  October 14, 2014  April 30, 2017
   Class R Shares                      Contractual  2.00% less net AFFE*  October 14, 2014  April 30, 2017
   Class R5 Shares                     Contractual  1.50% less net AFFE*  October 14, 2014  April 30, 2017
   Class R6 Shares                     Contractual  1.50% less net AFFE*  October 14, 2014  April 30, 2017
   Class Y Shares                      Contractual  1.50% less net AFFE*  October 14, 2014  April 30, 2017

Invesco Balanced-Risk Retirement 2020
  Fund
   Class A Shares                      Contractual         0.25%          November 4, 2009  April 30, 2017
   Class AX Shares                     Contractual         0.25%         February 12, 2010  April 30, 2017
   Class B Shares                      Contractual         1.00%          November 4, 2009  April 30, 2017
   Class C Shares                      Contractual         1.00%          November 4, 2009  April 30, 2017
   Class CX Shares                     Contractual         1.00%         February 12, 2010  April 30, 2017
   Class R Shares                      Contractual         0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares                     Contractual         0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares                     Contractual         0.00%         September 24, 2012 April 30, 2017
   Class RX Shares                     Contractual         0.50%         February 12, 2010  April 30, 2017
   Class Y Shares                      Contractual         0.00%          November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2030
  Fund
   Class A Shares                      Contractual         0.25%          November 4, 2009  April 30, 2017
   Class AX Shares                     Contractual         0.25%         February 12, 2010  April 30, 2017
   Class B Shares                      Contractual         1.00%          November 4, 2009  April 30, 2017
   Class C Shares                      Contractual         1.00%          November 4, 2009  April 30, 2017
   Class CX Shares                     Contractual         1.00%         February 12, 2010  April 30, 2017
   Class R Shares                      Contractual         0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares                     Contractual         0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares                     Contractual         0.00%         September 24, 2012 April 30, 2017
   Class RX Shares                     Contractual         0.50%         February 12, 2010  April 30, 2017
   Class Y Shares                      Contractual         0.00%          November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement 2040
  Fund
   Class A Shares                      Contractual         0.25%          November 4, 2009  April 30, 2017
   Class AX Shares                     Contractual         0.25%         February 12, 2010  April 30, 2017
   Class B Shares                      Contractual         1.00%          November 4, 2009  April 30, 2017
   Class C Shares                      Contractual         1.00%          November 4, 2009  April 30, 2017
   Class CX Shares                     Contractual         1.00%         February 12, 2010  April 30, 2017
   Class R Shares                      Contractual         0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares                     Contractual         0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares                     Contractual         0.00%         September 24, 2012 April 30, 2017
   Class RX Shares                     Contractual         0.50%         February 12, 2010  April 30, 2017
   Class Y Shares                      Contractual         0.00%          November 4, 2009  April 30, 2017

See page 16 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------

Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual     0.25%    November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual     0.25%   February 12, 2010  April 30, 2017
   Class B Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class C Shares                                Contractual     1.00%    November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual     1.00%   February 12, 2010  April 30, 2017
   Class R Shares                                Contractual     0.50%    November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual     0.00%    November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual     0.00%   September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual     0.50%   February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual     0.00%    November 4, 2009  April 30, 2017

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2016
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2016
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2016
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     1.46%      May 1, 2015     April 30, 2016
   Class B Shares                                Contractual     2.21%      May 1, 2015     April 30, 2016
   Class C Shares                                Contractual     2.21%      May 1, 2015     April 30, 2016
   Class R Shares                                Contractual     1.71%      May 1, 2015     April 30, 2016
   Class R5 Shares                               Contractual     1.21%      May 1, 2015     April 30, 2016
   Class Y Shares                                Contractual     1.21%      May 1, 2015     April 30, 2016

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2016
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2016
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                   ------------ -------------------  ------------------ --------------

Invesco Income Allocation Fund
   Class A Shares                      Contractual         0.25%            May 1, 2012     April 30, 2017
   Class B Shares                      Contractual         1.00%            May 1, 2012     April 30, 2017
   Class C Shares                      Contractual         1.00%            May 1, 2012     April 30, 2017
   Class R Shares                      Contractual         0.50%            May 1, 2012     April 30, 2017
   Class R5 Shares                     Contractual         0.00%            May 1, 2012     April 30, 2017
   Class Y Shares                      Contractual         0.00%            May 1, 2012     April 30, 2017

Invesco International Allocation Fund
   Class A Shares                      Contractual         2.25%            May 1, 2012     June 30, 2016
   Class B Shares                      Contractual         3.00%            May 1, 2012     June 30, 2016
   Class C Shares                      Contractual         3.00%            May 1, 2012     June 30, 2016
   Class R Shares                      Contractual         2.50%            May 1, 2012     June 30, 2016
   Class R5 Shares                     Contractual         2.00%            May 1, 2012     June 30, 2016
   Class Y Shares                      Contractual         2.00%            May 1, 2012     June 30, 2016

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual         2.00%            July 1, 2009    June 30, 2016
   Class B Shares                      Contractual         2.75%            July 1, 2009    June 30, 2016
   Class C Shares                      Contractual         2.75%            July 1, 2009    June 30, 2016
   Class R Shares                      Contractual         2.25%            July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual         1.75%            July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual         1.75%         September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual         1.75%            July 1, 2009    June 30, 2016

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual         1.50%            July 1, 2012    June 30, 2016
   Class B Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016
   Class C Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016
   Class R Shares                      Contractual         1.75%            July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual         1.25%            July 1, 2012    June 30, 2016
   Class S Shares                      Contractual         1.40%            July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual         1.25%            July 1, 2012    June 30, 2016

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.36% less net AFFE*  October 14, 2014  April 30, 2017
   Class C Shares                      Contractual  2.11% less net AFFE*  October 14, 2014  April 30, 2017
   Class R Shares                      Contractual  1.61% less net AFFE*  October 14, 2014  April 30, 2017
   Class R5 Shares                     Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2017
   Class R6 Shares                     Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2017
   Class Y Shares                      Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual         2.00%            July 1, 2009    June 30, 2016
   Class B Shares                      Contractual         2.75%            July 1, 2009    June 30, 2016
   Class C Shares                      Contractual         2.75%            July 1, 2009    June 30, 2016
   Class R Shares                      Contractual         2.25%            July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual         1.75%            July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual         1.75%         September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual         1.75%            July 1, 2009    June 30, 2016
   Investor Class Shares               Contractual         2.00%            July 1, 2009    June 30, 2016

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual         1.50%            July 1, 2012    June 30, 2016
   Class B Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016
   Class C Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual         1.25%            July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual         1.25%            July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------

Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco European Growth Fund                Contractual     2.25%      July 1, 2009      June 30, 2016
   Class A Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     2.50%      July 1, 2009      June 30, 2016
   Class R Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Investor Class Shares

Invesco Global Growth Fund
   Class A Shares                           Contractual     1.31%    October 1, 2015   February 28, 2017
   Class B Shares                           Contractual     2.06%    October 1, 2015   February 28, 2017
   Class C Shares                           Contractual     2.06%    October 1, 2015   February 28, 2017
   Class R5 Shares                          Contractual     1.06%    October 1, 2015   February 28, 2017
   Class R6 Shares                          Contractual     1.06%    October 1, 2015   February 28, 2017
   Class Y Shares                           Contractual     1.06%    October 1, 2015   February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                           Contractual     1.36%     August 1, 2012   February 28, 2017
   Class C Shares                           Contractual     2.11%     August 1, 2012   February 28, 2017
   Class R Shares                           Contractual     1.61%     August 1, 2012   February 28, 2017
   Class R5 Shares                          Contractual     1.11%     August 1, 2012   February 28, 2017
   Class R6 Shares                          Contractual     1.11%   September 24, 2012 February 28, 2017
   Class Y Shares                           Contractual     1.11%     August 1, 2012   February 28, 2017

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2016

Invesco International Companies Fund
   Class A Shares                           Contractual     1.33%   December 21, 2015  February 28, 2017
   Class C Shares                           Contractual     2.08%   December 21, 2015  February 28, 2017
   Class R Shares                           Contractual     1.58%   December 21, 2015  February 28, 2017
   Class R5 Shares                          Contractual     1.08%   December 21, 2015  February 28, 2017
   Class R6 Shares                          Contractual     1.08%   December 21, 2015  February 28, 2017
   Class Y Shares                           Contractual     1.08%   December 21, 2015  February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                           Contractual     1.33%     April 1, 2016     March 31, 2017
   Class B Shares                           Contractual     2.08%     April 1, 2016     March 31, 2017
   Class C Shares                           Contractual     2.08%     April 1, 2016     March 31, 2017
   Class R Shares                           Contractual     1.58%     April 1, 2016     March 31, 2017
   Class R5 Shares                          Contractual     1.08%     April 1, 2016     March 31, 2017
   Class R6 Shares                          Contractual     1.08%     April 1, 2016     March 31, 2017
   Class Y Shares                           Contractual     1.08%     April 1, 2016     March 31, 2017
   Investor Class Shares                    Contractual     1.33%     April 1, 2016     March 31, 2017

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------

Invesco International Growth Fund
   Class A Shares                        Contractual     2.25%      July 1, 2013      June 30, 2016
   Class B Shares                        Contractual     3.00%      July 1, 2013      June 30, 2016
   Class C Shares                        Contractual     3.00%      July 1, 2013      June 30, 2016
   Class R Shares                        Contractual     2.50%      July 1, 2013      June 30, 2016
   Class R5 Shares                       Contractual     2.00%      July 1, 2013      June 30, 2016
   Class R6 Shares                       Contractual     2.00%      July 1, 2013      June 30, 2016
   Class Y Shares                        Contractual     2.00%      July 1, 2013      June 30, 2016

Invesco Select Opportunities Fund
   Class A Shares                        Contractual     1.51%     August 1, 2012   February 28, 2017
   Class C Shares                        Contractual     2.26%     August 1, 2012   February 28, 2017
   Class R Shares                        Contractual     1.76%     August 1, 2012   February 28, 2017
   Class R5 Shares                       Contractual     1.26%     August 1, 2012   February 28, 2017
   Class R6 Shares                       Contractual     1.26%   September 24, 2012 February 28, 2017
   Class Y Shares                        Contractual     1.26%     August 1, 2012   February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                      ------------ ---------- ------------------ -----------------

Invesco All Cap Market Neutral Fund
   Class A Shares                         Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares                         Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares                         Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5 Shares                        Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6 Shares                        Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares                         Contractual     1.37%   December 17, 2013  February 28, 2017

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                         Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B Shares                         Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                         Contractual     2.75%      July 1, 2012      June 30, 2016
   Class R Shares                         Contractual     2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares                        Contractual     1.75%      July 1, 2012      June 30, 2016
   Class R6 Shares                        Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                         Contractual     1.75%      July 1, 2012      June 30, 2016

Invesco Balanced-Risk Commodity Strategy
  Fund/4/
   Class A Shares                         Contractual     2.00%      July 1, 2014      June 30, 2016
   Class B Shares                         Contractual     2.75%      July 1, 2014      June 30, 2016
   Class C Shares                         Contractual     2.75%      July 1, 2014      June 30, 2016
   Class R Shares                         Contractual     2.25%      July 1, 2014      June 30, 2016
   Class R5 Shares                        Contractual     1.75%      July 1, 2014      June 30, 2016
   Class R6 Shares                        Contractual     1.75%      July 1, 2014      June 30, 2016
   Class Y Shares                         Contractual     1.75%      July 1, 2014      June 30, 2016

Invesco Developing Markets Fund
   Class A Shares                         Contractual     2.25%      July 1, 2012      June 30, 2016
   Class B Shares                         Contractual     3.00%      July 1, 2012      June 30, 2016
   Class C Shares                         Contractual     3.00%      July 1, 2012      June 30, 2016
   Class R5 Shares                        Contractual     2.00%      July 1, 2012      June 30, 2016
   Class R6 Shares                        Contractual     2.00%   September 24, 2012   June 30, 2016
   Class Y Shares                         Contractual     2.00%      July 1, 2012      June 30, 2016

See page 16 for footnotes to Exhibit A.

                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                          VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                         ------------ ---------- ------------------ -----------------

Invesco Emerging Markets Equity Fund
   Class A Shares                            Contractual     1.54%     April 1, 2016     March 31, 2017
   Class C Shares                            Contractual     2.29%     April 1, 2016     March 31, 2017
   Class R Shares                            Contractual     1.79%     April 1, 2016     March 31, 2017
   Class R5 Shares                           Contractual     1.29%     April 1, 2016     March 31, 2017
   Class R6 Shares                           Contractual     1.29%     April 1, 2016     March 31, 2017
   Class Y Shares                            Contractual     1.29%     April 1, 2016     March 31, 2017

Invesco Emerging Market Local Currency Debt
  Fund
   Class A Shares                            Contractual     1.24%     June 14, 2010    February 28, 2017
   Class B Shares                            Contractual     1.99%     June 14, 2010    February 28, 2017
   Class C Shares                            Contractual     1.99%     June 14, 2010    February 28, 2017
   Class R Shares                            Contractual     1.49%     June 14, 2010    February 28, 2017
   Class Y Shares                            Contractual     0.99%     June 14, 2010    February 28, 2017
   Class R5 Shares                           Contractual     0.99%     June 14, 2010    February 28, 2017
   Class R6 Shares                           Contractual     0.99%   September 24, 2012 February 28, 2017

Invesco Endeavor Fund
   Class A Shares                            Contractual     2.00%      July 1, 2009      June 30, 2016
   Class B Shares                            Contractual     2.75%      July 1, 2009      June 30, 2016
   Class C Shares                            Contractual     2.75%      July 1, 2009      June 30, 2016
   Class R Shares                            Contractual     2.25%      July 1, 2009      June 30, 2016
   Class R5 Shares                           Contractual     1.75%      July 1, 2009      June 30, 2016
   Class R6 Shares                           Contractual     1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                            Contractual     1.75%      July 1, 2009      June 30, 2016

Invesco Global Health Care Fund
   Class A Shares                            Contractual     2.00%      July 1, 2012      June 30, 2016
   Class B Shares                            Contractual     2.75%      July 1, 2012      June 30, 2016
   Class C Shares                            Contractual     2.75%      July 1, 2012      June 30, 2016
   Class Y Shares                            Contractual     1.75%      July 1, 2012      June 30, 2016
   Investor Class Shares                     Contractual     2.00%      July 1, 2012      June 30, 2016

Invesco Global Infrastructure Fund
   Class A Shares                            Contractual     1.40%      May 2, 2014     February 28, 2017
   Class C Shares                            Contractual     2.15%      May 2, 2014     February 28, 2017
   Class R Shares                            Contractual     1.65%      May 2, 2014     February 28, 2017
   Class Y Shares                            Contractual     1.15%      May 2, 2014     February 28, 2017
   Class R5 Shares                           Contractual     1.15%      May 2, 2014     February 28, 2017
   Class R6 Shares                           Contractual     1.15%      May 2, 2014     February 28, 2017

Invesco Global Markets Strategy Fund/5/
   Class A Shares                            Contractual     1.65%     March 1, 2016    February 28, 2017
   Class C Shares                            Contractual     2.40%     March 1, 2016    February 28, 2017
   Class R Shares                            Contractual     1.90%     March 1, 2016    February 28, 2017
   Class R5 Shares                           Contractual     1.40%     March 1, 2016    February 28, 2017
   Class R6 Shares                           Contractual     1.40%     March 1, 2016    February 28, 2017
   Class Y Shares                            Contractual     1.40%     March 1, 2016    February 28, 2017

Invesco Global Market Neutral Fund
   Class A Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class C Shares                            Contractual     2.37%   December 17, 2013  February 28, 2017
   Class R Shares                            Contractual     1.87%   December 17, 2013  February 28, 2017
   Class R5 Shares                           Contractual     1.37%   December 17, 2013  February 28, 2017
   Class R6 Shares                           Contractual     1.37%   December 17, 2013  February 28, 2017
   Class Y Shares                            Contractual     1.37%   December 17, 2013  February 28, 2017

See page 16 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------

Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual     1.65%     March 1, 2016    February 28, 2017
   Class C Shares                             Contractual     2.40%     March 1, 2016    February 28, 2017
   Class R Shares                             Contractual     1.90%     March 1, 2016    February 28, 2017
   Class R5 Shares                            Contractual     1.40%     March 1, 2016    February 28, 2017
   Class R6 Shares                            Contractual     1.40%     March 1, 2016    February 28, 2017
   Class Y Shares                             Contractual     1.40%     March 1, 2016    February 28, 2017
Invesco Greater China Fund
   Class A Shares                             Contractual     2.25%      July 1, 2009      June 30, 2016
   Class B Shares                             Contractual     3.00%      July 1, 2009      June 30, 2016
   Class C Shares                             Contractual     3.00%      July 1, 2009      June 30, 2016
   Class R5 Shares                            Contractual     2.00%      July 1, 2009      June 30, 2016
   Class Y Shares                             Contractual     2.00%      July 1, 2009      June 30, 2016
Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2017
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2017
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2017
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2017
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2017
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  February 28, 2017
   Class C Shares                             Contractual     2.62%   December 17, 2013  February 28, 2017
   Class R Shares                             Contractual     2.12%   December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual     1.62%   December 17, 2013  February 28, 2017

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  February 28, 2017
   Class C Shares                             Contractual     2.47%   December 17, 2013  February 28, 2017
   Class R Shares                             Contractual     1.97%   December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual     1.47%   December 17, 2013  February 28, 2017

Invesco MLP Fund
   Class A Shares                             Contractual     1.50%    August 29, 2014   February 28, 2017
   Class C Shares                             Contractual     2.25%    August 29, 2014   February 28, 2017
   Class R Shares                             Contractual     1.75%    August 29, 2014   February 28, 2017
   Class R5 Shares                            Contractual     1.25%    August 29, 2014   February 28, 2017
   Class R6 Shares                            Contractual     1.25%    August 29, 2014   February 28, 2017
   Class Y Shares                             Contractual     1.25%    August 29, 2014   February 28, 2017

Invesco Macro International Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  February 28, 2017
   Class C Shares                             Contractual     2.18%   December 17, 2013  February 28, 2017
   Class R Shares                             Contractual     1.68%   December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual     1.18%   December 17, 2013  February 28, 2017
Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  February 28, 2017
   Class C Shares                             Contractual     2.62%   December 17, 2013  February 28, 2017
   Class R Shares                             Contractual     2.12%   December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual     1.62%   December 17, 2013  February 28, 2017

See page 16 for footnotes to Exhibit A.

                                 CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                              VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                             ------------ -------------------  ----------------- -----------------

Invesco Pacific Growth Fund
   Class A Shares                Contractual         2.25%           July 1, 2012      June 30, 2016
   Class B Shares                Contractual         3.00%           July 1, 2012      June 30, 2016
   Class C Shares                Contractual         3.00%           July 1, 2012      June 30, 2016
   Class R Shares                Contractual         2.50%           July 1, 2012      June 30, 2016
   Class R5 Shares               Contractual         2.00%           July 1, 2012      June 30, 2016
   Class Y Shares                Contractual         2.00%           July 1, 2012      June 30, 2016
Invesco Premium Income Fund
   Class A Shares                Contractual         1.05%          March 1, 2015    February 28, 2017
   Class C Shares                Contractual         1.80%          March 1, 2015    February 28, 2017
   Class R Shares                Contractual         1.30%          March 1, 2015    February 28, 2017
   Class R5 Shares               Contractual         0.80%          March 1, 2015    February 28, 2017
   Class R6 Shares               Contractual         0.80%          March 1, 2015    February 28, 2017
   Class Y Shares                Contractual         0.80%          March 1, 2015    February 28, 2017
Invesco Select Companies Fund
   Class A Shares                Contractual         2.00%           July 1, 2009      June 30, 2016
   Class B Shares                Contractual         2.75%           July 1, 2009      June 30, 2016
   Class C Shares                Contractual         2.75%           July 1, 2009      June 30, 2016
   Class R Shares                Contractual         2.25%           July 1, 2009      June 30, 2016
   Class R5 Shares               Contractual         1.75%           July 1, 2009      June 30, 2016
   Class Y Shares                Contractual         1.75%           July 1, 2009      June 30, 2016

Invesco Strategic Income Fund
   Class A Shares                Contractual  0.85% less net AFFE*   May 2, 2014     February 28, 2017
   Class C Shares                Contractual  1.60% less net AFFE*   May 2, 2014     February 28, 2017
   Class R Shares                Contractual  1.10% less net AFFE*   May 2, 2014     February 28, 2017
   Class Y Shares                Contractual  0.60% less net AFFE*   May 2, 2014     February 28, 2017
   Class R5 Shares               Contractual  0.60% less net AFFE*   May 2, 2014     February 28, 2017
   Class R6 Shares               Contractual  0.60% less net AFFE*   May 2, 2014     February 28, 2017

Invesco Unconstrained Bond Fund
   Class A Shares                Contractual  1.04% less net AFFE* October 14, 2014  February 28, 2017
   Class C Shares                Contractual  1.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R Shares                Contractual  1.29% less net AFFE* October 14, 2014  February 28, 2017
   Class Y Shares                Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R5 Shares               Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R6 Shares               Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------

Invesco Corporate Bond Fund
   Class A Shares                Contractual     1.50%      July 1, 2012    June 30, 2016
   Class B Shares                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class C Shares                Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R Shares                Contractual     1.75%      July 1, 2012    June 30, 2016
   Class R5 Shares               Contractual     1.25%      July 1, 2012    June 30, 2016
   Class R6 Shares               Contractual     1.25%   September 24, 2012 June 30, 2016
   Class Y Shares                Contractual     1.25%      July 1, 2012    June 30, 2016

Invesco Global Real Estate Fund
   Class A Shares                Contractual     2.00%      July 1, 2009    June 30, 2016
   Class B Shares                Contractual     2.75%      July 1, 2009    June 30, 2016
   Class C Shares                Contractual     2.75%      July 1, 2009    June 30, 2016
   Class R Shares                Contractual     2.25%      July 1, 2009    June 30, 2016
   Class R5 Shares               Contractual     1.75%      July 1, 2009    June 30, 2016
   Class R6 Shares               Contractual     1.75%   September 24, 2012 June 30, 2016
   Class Y Shares                Contractual     1.75%      July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                             ------------ ----------  ------------------ -----------------

Invesco High Yield Fund
   Class A Shares                                Contractual      1.50%      July 1, 2013      June 30, 2016
   Class B Shares                                Contractual      2.25%      July 1, 2013      June 30, 2016
   Class C Shares                                Contractual      2.25%      July 1, 2013      June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2013      June 30, 2016
   Class R6 Shares                               Contractual      1.25%      July 1, 2013      June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2013      June 30, 2016
   Investor Class Shares                         Contractual      1.50%      July 1, 2013      June 30, 2016

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                Contractual      0.55%   December 31, 2015  December 31, 2016
   Class A2 Shares                               Contractual      0.45%   December 31, 2015  December 31, 2016
   Class R5 Shares                               Contractual      0.30%   December 31, 2015  December 31, 2016
   Class R6 Shares                               Contractual      0.30%   December 31, 2015  December 31, 2016
   Class Y Shares                                Contractual      0.30%   December 31, 2015  December 31, 2016

Invesco Real Estate Fund
   Class A Shares                                Contractual      2.00%      July 1, 2012      June 30, 2016
   Class B Shares                                Contractual      2.75%      July 1, 2012      June 30, 2016
   Class C Shares                                Contractual      2.75%      July 1, 2012      June 30, 2016
   Class R Shares                                Contractual      2.25%      July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual      1.75%      July 1, 2012      June 30, 2016
   Class R6 Shares                               Contractual      1.75%   September 24, 2012   June 30, 2016
   Class Y Shares                                Contractual      1.75%      July 1, 2012      June 30, 2016
   Investor Class Shares                         Contractual      2.00%      July 1, 2012      June 30, 2016
Invesco Short Term Bond Fund
   Class A Shares                                Contractual      1.40%      July 1, 2013      June 30, 2016
   Class C Shares                                Contractual     1.75%/2/    July 1, 2013      June 30, 2016
   Class R Shares                                Contractual      1.75%      July 1, 2013      June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2013      June 30, 2016
   Class R6 Shares                               Contractual      1.25%      July 1, 2013      June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2013      June 30, 2016

Invesco U.S. Government Fund
   Class A Shares                                Contractual      1.50%      July 1, 2012      June 30, 2016
   Class B Shares                                Contractual      2.25%      July 1, 2012      June 30, 2016
   Class C Shares                                Contractual      2.25%      July 1, 2012      June 30, 2016
   Class R Shares                                Contractual      1.75%      July 1, 2012      June 30, 2016
   Class R5 Shares                               Contractual      1.25%      July 1, 2012      June 30, 2016
   Class Y Shares                                Contractual      1.25%      July 1, 2012      June 30, 2016
   Investor Class Shares                         Contractual      1.50%      July 1, 2012      June 30, 2016

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                          VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                         ------------ ---------- ------------------ -------------

Invesco American Value Fund
   Class A Shares            Contractual     2.00%      July 1, 2013    June 30, 2016
   Class B Shares            Contractual     2.75%      July 1, 2013    June 30, 2016
   Class C Shares            Contractual     2.75%      July 1, 2013    June 30, 2016
   Class R Shares            Contractual     2.25%      July 1, 2013    June 30, 2016
   Class R5 Shares           Contractual     1.75%      July 1, 2013    June 30, 2016
   Class R6 Shares           Contractual     1.75%      July 1, 2013    June 30, 2016
   Class Y Shares            Contractual     1.75%      July 1, 2013    June 30, 2016
Invesco Comstock Fund
   Class A Shares            Contractual     2.00%      July 1, 2012    June 30, 2016
   Class B Shares            Contractual     2.75%      July 1, 2012    June 30, 2016
   Class C Shares            Contractual     2.75%      July 1, 2012    June 30, 2016
   Class R Shares            Contractual     2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares           Contractual     1.75%      July 1, 2012    June 30, 2016
   Class R6 Shares           Contractual     1.75%   September 24, 2012 June 30, 2016
   Class Y Shares            Contractual     1.75%      July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- ---------------

Invesco Energy Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2016
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2016
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2016
   Class R5 Shares                   Contractual     1.75%     July 1, 2009     June 30, 2016
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2016
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2016

Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.14%   September 1, 2014 August 31, 2016
   Class B Shares                    Contractual     1.89%   September 1, 2014 August 31, 2016
   Class C Shares                    Contractual     1.89%   September 1, 2014 August 31, 2016
   Class R5 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2016
   Class R6 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2016
   Class Y Shares                    Contractual     0.89%   September 1, 2014 August 31, 2016
   Investor Class Shares             Contractual     1.14%   September 1, 2014 August 31, 2016

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2016
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2016
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2016
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2016
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2016

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     2.00%    August 1, 2015    June 30, 2016
   Class B Shares                    Contractual     2.75%    August 1, 2015    June 30, 2016
   Class C Shares                    Contractual     2.75%    August 1, 2015    June 30, 2016
   Class R Shares                    Contractual     2.25%    August 1, 2015    June 30, 2016
   Class R5 Shares                   Contractual     1.75%    August 1, 2015    June 30, 2016
   Class R6 Shares                   Contractual     1.75%    August 1, 2015    June 30, 2016
   Class Y Shares                    Contractual     1.75%    August 1, 2015    June 30, 2016

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2016
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2016
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2016
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2016

Invesco Technology Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2016
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2016
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2016
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2016
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2016
   Investor Class Shares             Contractual     2.00%     July 1, 2012     June 30, 2016

Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%   February 12, 2010  June 30, 2016
   Class B Shares                    Contractual     2.75%   February 12, 2010  June 30, 2016
   Class C Shares                    Contractual     2.75%   February 12, 2010  June 30, 2016
   Class Y Shares                    Contractual     1.75%   February 12, 2010  June 30, 2016

Invesco Value Opportunities Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2016
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2016
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2016
   Class R Shares                    Contractual     2.25%     July 1, 2012     June 30, 2016
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2016
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2016

See page 16 for footnotes to Exhibit A.

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                             ------------ ---------- ----------------- -------------

Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.80%     July 1, 2013    June 30, 2016
   Class B Shares                                Contractual     1.55%     July 1, 2013    June 30, 2016
   Class C Shares                                Contractual     1.55%     July 1, 2013    June 30, 2016
   Class Y Shares                                Contractual     0.55%     July 1, 2013    June 30, 2016
Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2013    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2013    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2013    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2013    June 30, 2016
   Investor Class                                Contractual     1.50%     July 15, 2013   June 30, 2016
Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class B Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016
Invesco Limited Term Municipal Income Fund
   Class A Shares                                Contractual     1.50%     July 1, 2012    June 30, 2016
   Class A2 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class C Shares                                Contractual     2.25%     June 30, 2013   June 30, 2016
   Class R5 Shares                               Contractual     1.25%     July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual     1.25%     July 1, 2012    June 30, 2016

                           INVESCO MANAGEMENT TRUST

                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                      ------------ ---------- ----------------- -----------------

Invesco Conservative
  Income Fund
  Institutional Class     Contractual     0.28%     July 1, 2014    December 31, 2016

                           INVESCO SECURITIES TRUST

                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                      ------------ ---------- ----------------- -----------------

Invesco Balanced-Risk
  Aggressive Allocation
  Fund                    Contractual     1.15%   January 16, 2013  February 28, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------

Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2016

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2016

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual      0.34%     July 1, 2009    December 31, 2016

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2016

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual      0.28%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual      0.25%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2016

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2016
   Corporate Class                  Contractual      0.17%     July 1, 2009    December 31, 2016
   Institutional Class              Contractual      0.14%     July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2016
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2016
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2016
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                           ------------ -------------------  ----------------- --------------

Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%           July 1, 2014    June 30, 2016
   Series II Shares                            Contractual         2.25%           July 1, 2014    June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2017
   Series II Shares                            Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%           May 1, 2013     April 30, 2017
   Series II Shares                            Contractual         1.03%           May 1, 2013     April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual         0.61%          April 30, 2015   April 30, 2017
   Series II Shares                            Contractual         0.86%          April 30, 2015   April 30, 2017

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         1.75%           July 1, 2012    June 30, 2016

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.50%           July 1, 2012    June 30, 2016

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------

Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual     1.50%     May 1, 2013     June 30, 2016
   Series II Shares                        Contractual     1.75%     May 1, 2013     June 30, 2016

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual     1.50%     May 1, 2013     June 30, 2016
   Series II Shares                        Contractual     1.75%     May 1, 2013     June 30, 2016

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual     0.78%     May 1, 2013     April 30, 2017
   Series II Shares                        Contractual     1.03%     May 1, 2013     April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual     1.50%     May 1, 2014     June 30, 2016
   Series II Shares                        Contractual     1.75%     May 1, 2014     June 30, 2016

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual     2.25%     July 1, 2012    June 30, 2016
   Series II Shares                        Contractual     2.50%     July 1, 2012    June 30, 2016

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual     2.00%     May 1, 2015     June 30, 2016
   Series II Shares                        Contractual     2.25%     May 1, 2015     June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual     2.00%     May 1, 2013     June 30, 2016
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual     2.00%     July 1, 2014    June 30, 2016
   Series II Shares                        Contractual     2.25%     July 1, 2014    June 30, 2016

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual     2.00%     July 1, 2012    June 30, 2016
   Series II Shares                        Contractual     2.25%     July 1, 2012    June 30, 2016

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual     2.00%     May 1, 2013     June 30, 2016
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Technology Fund
   Series I Shares                         Contractual     2.00%     May 1, 2013     June 30, 2016
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2016

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual     2.00%     May 1, 2013     June 30, 2016
   Series II Shares                        Contractual     2.25%     May 1, 2013     June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ----------------- --------------

Invesco California Value Municipal
  Income Trust                           Voluntary      0.73%     July 1, 2015         N/A

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ----------------- --------------

Invesco Municipal Opportunity Trust      Voluntary      0.89%   November 1, 2014       N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ----------------- --------------

Invesco Quality Municipal Income Trust   Voluntary      0.50%   October 15, 2012       N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT END
FUND                                     VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                    ------------ ---------- ----------------- --------------

Invesco Trust for Investment Grade New
  York Municipals                        Voluntary      0.69%    August 27, 2012       N/A

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 20

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of June 20, 2016, amends the Master Investment Advisory Agreement (the "Agreement") dated June 5, 2000, between AIM Growth Series (Invesco Growth Series), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H :

   WHEREAS, the parties desire to amend the Agreement to change the name of Invesco U.S. Mortgage Fund to Invesco Quality Income Fund;

   NOW, THEREFORE, the parties agree that;

   1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                             EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                             ------------------------------------

Invesco Alternative Strategies Fund                October 14, 2014

Invesco Balanced-Risk Retirement Now               January 31, 2007
  Fund

Invesco Balanced-Risk Retirement 2020              January 31, 2007
  Fund

Invesco Balanced-Risk Retirement 2030              January 31, 2007
  Fund

Invesco Balanced-Risk Retirement 2040              January 31, 2007
  Fund

Invesco Balanced-Risk Retirement 2050              January 31, 2007
  Fund

Invesco Global Low Volatility Equity               November 4, 2003
  Yield Fund

Invesco Growth Allocation Fund                      April 30, 2004

Invesco Income Allocation Fund                     October 31, 2005

Invesco International Allocation Fund              October 31, 2005

Invesco Mid Cap Core Equity Fund                   September 1, 2001

Invesco Moderate Allocation Fund                    April 30, 2004

Invesco Multi-Asset Inflation Fund                 October 14, 2014

Invesco Conservative Allocation Fund                April 29, 2005

Invesco Small Cap Growth Fund                     September 11, 2000

NAME OF FUND                             EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                             ------------------------------------

Invesco Convertible Securities Fund                February 12, 2010

Invesco Quality Income Fund                        February 12, 2010

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                   INVESCO BALANCED-RISK RETIREMENT NOW FUND
                  INVESCO BALANCED-RISK RETIREMENT 2020 FUND
                  INVESCO BALANCED-RISK RETIREMENT 2030 FUND
                  INVESCO BALANCED-RISK RETIREMENT 2040 FUND
                  INVESCO BALANCED-RISK RETIREMENT 2050 FUND
                        INVESCO GROWTH ALLOCATION FUND
                        INVESCO INCOME ALLOCATION FUND
                     INVESCO INTERNATIONAL ALLOCATION FUND
                       INVESCO MODERATE ALLOCATION FUND
                     INVESCO CONSERVATIVE ALLOCATION FUND

These eleven funds do not pay an advisory fee.

                INVESCO GLOBAL LOW VOLATILITY EQUITY YIELD FUND

                      NET ASSETS             ANNUAL RATE
                      ----------             -----------

                      First $250 million....        0.80%
                      Next $250 million.....        0.78%
                      Next $500 million.....        0.76%
                      Next $1.5 billion.....        0.74%
                      Next $2.5 billion.....        0.72%
                      Next $2.5 billion.....        0.70%
                      Next $2.5 billion.....        0.68%
                      Over $10 billion......        0.66%

                      INVESCO ALTERNATIVE STRATEGIES FUND
                      INVESCO MULTI-ASSET INFLATION FUND

                      NET ASSETS             ANNUAL RATE
                      ----------             -----------
                      All assets............        0.15%

                       INVESCO MID CAP CORE EQUITY FUND
                         INVESCO SMALL CAP GROWTH FUND

                      NET ASSETS             ANNUAL RATE
                      ----------             -----------

                      First $500 million....       0.725%
                      Next $500 million.....        0.70%
                      Next $500 million.....       0.675%
                      Over $1.5 billion.....        0.65%

                      INVESCO CONVERTIBLE SECURITIES FUND

                      NET ASSETS             ANNUAL RATE
                      ----------             -----------

                      First $750 million....        0.52%
                      Next $250 million.....        0.47%
                      Next $500 million.....        0.42%
                      Next $500 million.....       0.395%
                      Next $1 billion.......        0.37%
                      Over $3 billion.......       0.345%

                          INVESCO QUALITY INCOME FUND

                      NET ASSETS             ANNUAL RATE
                      ----------             -----------

                      First $1 billion......        0.47%
                      Next $500 million.....       0.445%
                      Next $500 million.....        0.42%
                      Next $500 million.....       0.395%
                      Next $2.5 billion.....        0.37%
                      Next $2.5 billion.....       0.345%
                      Next $2.5 billion.....        0.32%
                      Next $2.5 billion.....       0.295%
                      Over $12.5 billion....        0.27%"

   2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                             AIM GROWTH SERIES
                                                       (INVESCO GROWTH SERIES)

Attest:  /s/ Peter Davidson                By:  /s/ John M. Zerr
         ------------------------------         ------------------------------
         Assistant Secretary                    John M. Zerr
                                                Senior Vice President

(SEAL)

                                                        INVESCO ADVISERS, INC.

Attest:  /s/ Peter Davidson                By:  /s/ John M. Zerr
         ------------------------------         ------------------------------
         Assistant Secretary                    John M. Zerr
                                                Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 9

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of June 20, 2016, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Growth Series (Invesco Growth Series), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco U.S. Mortgage Fund to Invesco Quality Income Fund;

   NOW, THEREFORE, the parties agree that;

   1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

                                     Funds

          Invesco Alternative Strategies Fund
          Invesco Balanced-Risk Retirement Now Fund
          Invesco Balanced-Risk Retirement 2020 Fund
          Invesco Balanced-Risk Retirement 2030 Fund
          Invesco Balanced-Risk Retirement 2040 Fund
          Invesco Balanced-Risk Retirement 2050 Fund
          Invesco Global Low Volatility Equity Yield Fund
          Invesco Growth Allocation Fund
          Invesco Income Allocation Fund
          Invesco International Allocation Fund
          Invesco Mid Cap Core Equity Fund
          Invesco Moderate Allocation Fund
          Invesco Multi-Asset Inflation Fund
          Invesco Conservative Allocation Fund
          Invesco Small Cap Growth Fund
          Invesco Convertible Securities Fund
          Invesco Quality Income Fund"

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                          INVESCO ADVISERS, INC.

                                          Adviser

                                          By:     /s/ John M. Zerr
                                                  -----------------------------

                                          Name:   John M. Zerr
                                                  -----------------------------

                                          Title:  Senior Vice President
                                                  -----------------------------

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ David C. Warren
                                                  ------------------------------

                                          Name:   David C. Warren
                                                  ------------------------------

                                          Title:  Executive Vice President and
                                                  Chief Financial Officer
                                                  ------------------------------

                                          By:     /s/ Harsh Damani
                                                  ------------------------------

                                          Name:   Harsh Damani
                                                  ------------------------------

                                          Title:  Chief Financial Officer,
                                                  Funds and Senior Vice
                                                  President, Fund Administration
                                                  ------------------------------

                                  INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                  Sub-Adviser

                                  By:     /s/ Carsten Majer, /s/ Leif Baumann
                                          -------------------------------------

                                  Name:   Carsten Majer, /s/ Leif Baumann
                                          -------------------------------------

                                  Title:  Managing Director, Head of Legal
                                          Germany
                                          -------------------------------------

                                          INVESCO ASSET MANAGEMENT LIMITED

                                          Sub-Adviser

                                          By:     /s/ Roderick Ellis
                                                  -----------------------------

                                          Name:   Roderick Ellis
                                                  -----------------------------

                                          Title:  Director
                                                  -----------------------------

                                          INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                          Sub-Adviser

                                          By:     /s/ Masakazu Hasegawa
                                                  -----------------------------

                                          Name:   Masakazu Hasegawa
                                                  -----------------------------

                                          Title:  Managing Director
                                                  -----------------------------

                                          INVESCO HONG KONG LIMITED

                                          Sub-Adviser

                                          By:     /s/ Fanny Lee, /s/Gracie Liu
                                                  -----------------------------

                                          Name:   Fanny Lee, Gracie Liu
                                                  -----------------------------

                                          Title:  Director, Director
                                                  -----------------------------

                                          INVESCO SENIOR SECURED MANAGEMENT,
                                          INC.

                                          Sub-Adviser

                                          By:     /s/ Jeffrey H. Kupor
                                                  -----------------------------

                                          Name:   Jeffrey H. Kupor
                                                  -----------------------------

                                          Title:  Secretary & General Counsel
                                                  -----------------------------

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 10

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of June 30, 2016, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Global Sustainable Equity Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco Global Sustainable Equity Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of
       AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /S/ JOHN M. ZERR
        -------------------------

NAME:   JOHN M. ZERR
        -------------------------

TITLE:  SENIOR VICE PRESIDENT
        -------------------------

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /S/ DANIEL E. DRAPER
        -------------------------

NAME:   DAN DRAPER
        -------------------------

TITLE:  MANAGING DIRECTOR -
        INVESCO POWERSHARES
        GLOBAL ETFS
        -------------------------

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO BOND FUND
  COUNSELOR SERIES TRUST)              INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY         INCOME TRUST
  FUNDS)                               INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)    FUND
AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
  SERIES)                              INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
  (INVESCO INTERNATIONAL MUTUAL FUNDS) INVESCO MUNICIPAL INCOME
AIM INVESTMENT FUNDS (INVESCO            OPPORTUNITIES TRUST
  INVESTMENT FUNDS)                    INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL TRUST
  (INVESCO INVESTMENT SECURITIES       INVESCO PENNSYLVANIA VALUE MUNICIPAL
  FUNDS)                                 INCOME TRUST
AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO QUALITY MUNICIPAL INCOME TRUST
  FUNDS)                               INVESCO SECURITIES TRUST
AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SENIOR INCOME TRUST
  TAX-EXEMPT FUNDS)                    INVESCO TRUST FOR INVESTMENT GRADE
AIM TREASURER'S SERIES TRUST (INVESCO    MUNICIPALS
  TREASURER'S SERIES TRUST)            INVESCO TRUST FOR INVESTMENT GRADE
AIM VARIABLE INSURANCE FUNDS (INVESCO    NEW YORK MUNICIPALS
  VARIABLE INSURANCE FUNDS)            INVESCO VALUE MUNICIPAL INCOME TRUST
INVESCO ADVANTAGE MUNICIPAL INCOME
  TRUST II

      on behalf of the Funds listed in
      the Exhibit to this Memorandum of
      Agreement

      By:         /s/  John M. Zerr
              -------------------------

      Title:  Senior Vice President

      INVESCO ADVISERS, INC.

      By:         /s/  John M. Zerr
              -------------------------

      Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

 AIM COUNSELOR SERIES TRUST (INVESCO                                                          EXPIRATION
       COUNSELOR SERIES TRUST)                  WAIVER DESCRIPTION            EFFECTIVE DATE     DATE
 -----------------------------------            ------------------            --------------  ----------
Invesco Strategic Real Return Fund      Invesco will waive advisory fees in    4/30/2014      06/30/2017
                                       an amount equal to the advisory fees
                                          earned on underlying affiliated
                                                    investments

    AIM INVESTMENT FUNDS (INVESCO                                                             EXPIRATION
          INVESTMENT FUNDS                      WAIVER DESCRIPTION            EFFECTIVE DATE     DATE
    -----------------------------               ------------------            --------------  ----------

Invesco Balanced-Risk Commodity         Invesco will waive advisory fees in     02/24/15      06/30/2017
  Strategy Fund                        an amount equal to the advisory fees
                                          earned on underlying affiliated
                                                    investments
Invesco Global Targeted Returns Fund    Invesco will waive advisory fees in    12/17/2013     06/30/2017
                                       an amount equal to the advisory fees
                                          earned on underlying affiliated
                                                    investments
Invesco Strategic Income Fund           Invesco will waive advisory fees in     5/2/2014      06/30/2017
                                       an amount equal to the advisory fees
                                          earned on underlying affiliated
                                                    investments
Invesco Unconstrained Bond Fund         Invesco will waive advisory fees in    10/14/2014     06/30/2017
                                       an amount equal to the advisory fees
                                          earned on underlying affiliated
                                                    investments

AIM TREASURER'S SERIES TRUST (INVESCO                                                         EXPIRATION
      TREASURER'S SERIES TRUST)                 WAIVER DESCRIPTION            EFFECTIVE DATE     DATE
-------------------------------------           ------------------            --------------  ----------
Premier Portfolio                      Invesco will waive advisory fees in      2/1/2011      12/31/2016
                                       the amount of 0.07% of the Fund's
                                       average daily net assets
Premier U.S. Government Money          Invesco will waive advisory fees in      2/1/2011      12/31/2016
  Portfolio                            the amount of 0.07% of the Fund's
                                       average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                    EFFECTIVE DATE    COMMITTED UNTIL
---------                                    --------------    ---------------

Invesco American Franchise Fund            February 12, 2010    June 30, 2017
Invesco California Tax-Free Income Fund    February 12, 2010    June 30, 2017
Invesco Core Plus Bond Fund                   June 2, 2009      June 30, 2017
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010    June 30, 2017
Invesco Equity and Income Fund             February 12, 2010    June 30, 2017
Invesco Floating Rate Fund                    July 1, 2007      June 30, 2017
Invesco Global Real Estate Income Fund        July 1, 2007      June 30, 2017
Invesco Growth and Income Fund             February 12, 2010    June 30, 2017
Invesco Low Volatility Equity Yield Fund      July 1, 2007      June 30, 2017
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010    June 30, 2017
Invesco S&P 500 Index Fund                 February 12, 2010    June 30, 2017
Invesco Short Duration High Yield
  Municipal Fund                           September 30, 2015   June 30, 2017
Invesco Small Cap Discovery Fund           February 12, 2010    June 30, 2017
Invesco Strategic Real Return Fund           April 30, 2014     June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                      EFFECTIVE DATE  COMMITTED UNTIL
---------                                      --------------  ---------------

Invesco Charter Fund                            July 1, 2007    June 30, 2017
Invesco Diversified Dividend Fund               July 1, 2007    June 30, 2017
Invesco Summit Fund                             July 1, 2007    June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
----                                           --------------  ---------------

Invesco European Small Company Fund             July 1, 2007    June 30, 2017
Invesco Global Core Equity Fund                 July 1, 2007    June 30, 2017
Invesco International Small Company Fund        July 1, 2007    June 30, 2017
Invesco Small Cap Equity Fund                   July 1, 2007    June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                                           ---------------

Invesco Alternative Strategies Fund         October 14, 2014    June 30, 2017
Invesco Convertible Securities Fund         February 12, 2010   June 30, 2017
Invesco Global Low Volatility Equity Yield
  Fund                                         July 1, 2007     June 30, 2017
Invesco Mid Cap Core Equity Fund               July 1, 2007     June 30, 2017
Invesco Multi-Asset Inflation Fund          October 14, 2014    June 30, 2017
Invesco Small Cap Growth Fund                  July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund                  February 12, 2010   June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                         --------------    ---------------

Invesco Asia Pacific Growth Fund               July 1, 2007     June 30, 2017
Invesco European Growth Fund                   July 1, 2007     June 30, 2017
Invesco Global Growth Fund                     July 1, 2007     June 30, 2017
Invesco Global Opportunities Fund            August 3, 2012     June 30, 2017
Invesco Global Small & Mid Cap Growth Fund     July 1, 2007     June 30, 2017
Invesco International Companies Fund        December 21, 2015   June 30, 2017
Invesco International Core Equity Fund         July 1, 2007     June 30, 2017
Invesco International Growth Fund              July 1, 2007     June 30, 2017
Invesco Select Opportunities Fund            August 3, 2012     June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                         --------------    ---------------

Invesco All Cap Market Neutral Fund        December 17, 2013    June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/ May 29, 2009 June 30, 2017 Invesco Balanced-Risk Commodity Strategy
  Fund/2/                                  November 29, 2010    June 30, 2017
Invesco Developing Markets Fund               July 1, 2007      June 30, 2017
Invesco Emerging Markets Equity Fund          May 11, 2011      June 30, 2017
Invesco Emerging Markets Flexible Bond
  Fund/3/                                    June 14, 2010      June 30, 2017
Invesco Endeavor Fund                         July 1, 2007      June 30, 2017
Invesco Global Health Care Fund               July 1, 2007      June 30, 2017
Invesco Global Infrastructure Fund            May 2, 2014       June 30, 2017
Invesco Global Market Neutral Fund         December 17, 2013    June 30, 2017
Invesco Global Markets Strategy Fund/4/    September 25, 2012   June 30, 2017
Invesco Global Targeted Returns Fund/5/    December 17, 2013    June 30, 2017
Invesco Greater China Fund                    July 1, 2007      June 30, 2017
Invesco International Total Return Fund       July 1, 2007      June 30, 2017
Invesco Long/Short Equity Fund             December 17, 2013    June 30, 2017
Invesco Low Volatility Emerging Markets
  Fund                                     December 17, 2013    June 30, 2017
Invesco Macro International Equity Fund    December 17, 2013    June 30, 2017
Invesco Macro Long/Short Fund              December 17, 2013    June 30, 2017
Invesco MLP Fund                            August 29, 2014     June 30, 2017
Invesco Pacific Growth Fund                February 12, 2010    June 30, 2017
Invesco Premium Income Fund/6/             December 13, 2011    June 30, 2017
Invesco Select Companies Fund                 July 1, 2007      June 30, 2017
Invesco Strategic Income Fund                 May 2, 2014       June 30, 2017
Invesco Unconstrained Bond Fund             October 14, 2014    June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                         --------------    ---------------

Invesco Corporate Bond Fund                 February 12, 2010   June 30, 2017
Invesco Global Real Estate Fund                July 1, 2007     June 30, 2017
Invesco High Yield Fund                        July 1, 2007     June 30, 2017
Invesco Money Market Fund                      July 1, 2007     June 30, 2017
Invesco Real Estate Fund                       July 1, 2007     June 30, 2017
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation
    Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.

FUND                                        EFFECTIVE DATE  COMMITTED UNTIL
----                                        --------------  ---------------
Invesco Short Duration Inflation Protected
  Fund                                       July 1, 2007    June 30, 2017
Invesco Short Term Bond Fund                 July 1, 2007    June 30, 2017
Invesco U.S. Government Fund                 July 1, 2007    June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                         ----------------  ---------------

Invesco American Value Fund                 February 12, 2010   June 30, 2017
Invesco Comstock Fund                       February 12, 2010   June 30, 2017
Invesco Energy Fund                            July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                   July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund            July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                 February 12, 2010   June 30, 2017
Invesco Small Cap Value Fund                February 12, 2010   June 30, 2017
Invesco Technology Fund                        July 1, 2007     June 30, 2017
Invesco Technology Sector Fund              February 12, 2010   June 30, 2017
Invesco Value Opportunities Fund            February 12, 2010   June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                         ----------------  ---------------

Invesco High Yield Municipal Fund           February 12, 2010   June 30, 2017
Invesco Intermediate Term Municipal Income
  Fund                                      February 12, 2010   June 30, 2017
Invesco Municipal Income Fund               February 12, 2010   June 30, 2017
Invesco New York Tax Free Income Fund       February 12, 2010   June 30, 2017
Invesco Tax-Exempt Cash Fund                   July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund     July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                         ----------------  ---------------

Invesco V.I. American Franchise Fund        February 12, 2010   June 30, 2017
Invesco V.I. American Value Fund            February 12, 2010   June 30, 2017
Invesco V.I. Balanced-Risk Allocation
  Fund/7/                                   December 22, 2010   June 30, 2017
Invesco V.I. Comstock Fund                  February 12, 2010   June 30, 2017
Invesco V.I. Core Equity Fund                  July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund              April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund      February 12, 2010   June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010   June 30, 2017
Invesco V.I. Equity and Income Fund         February 12, 2010   June 30, 2017
Invesco V.I. Global Core Equity Fund        February 12, 2010   June 30, 2017
Invesco V.I. Global Health Care Fund           July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund           July 1, 2007     June 30, 2017
Invesco V.I. Government Money Market Fund      July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund        July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund         February 12, 2010   June 30, 2017
Invesco V.I. High Yield Fund                   July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund         July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund           July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund          July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund            February 12, 2010   June 30, 2017
Invesco V.I. S&P 500 Index Fund             February 12, 2010   June 30, 2017
Invesco V.I. Small Cap Equity Fund             July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                   July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund          July 1, 2007     June 30, 2017

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                         --------------    ---------------

Invesco Exchange Fund                      September 30, 2015   June 30, 2017

                           INVESCO SECURITIES TRUST

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                          --------------   ---------------

Invesco Balanced-Risk Aggressive Allocation  January 16, 2013   June 30, 2017
  Fund/8/

                           INVESCO MANAGEMENT TRUST

FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
----                                           --------------  ---------------

Invesco Conservative Income Fund                July 1, 2014    June 30, 2017

                               CLOSED-END FUNDS

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                          --------------   ---------------

Invesco Advantage Municipal Income Trust II    May 15, 2012     June 30, 2017
Invesco Bond Fund                             August 26, 2015   June 30, 2017
Invesco California Value Municipal Income
  Trust                                        May 15, 2012     June 30, 2017
Invesco Dynamic Credit Opportunities Fund      May 15, 2012     June 30, 2017
Invesco High Income Trust II                   May 15, 2012     June 30, 2017
Invesco Municipal Income Opportunities Trust August 26, 2015    June 30, 2017
Invesco Municipal Opportunity Trust            May 15, 2012     June 30, 2017
Invesco Municipal Trust                        May 15, 2012     June 30, 2017
Invesco Pennsylvania Value Municipal Income
  Trust                                        May 15, 2012     June 30, 2017
Invesco Quality Municipal Income Trust       August 26, 2015    June 30, 2017
Invesco Senior Income Trust                    May 15, 2012     June 30, 2017
Invesco Trust for Investment Grade
  Municipals                                   May 15, 2012     June 30, 2017
Invesco Trust for Investment Grade New York
  Municipals                                   May 15, 2012     June 30, 2017
Invesco Value Municipal Income Trust           June 1, 2010     June 30, 2017

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive
    Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.